UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2012 (September 27, 2012)

NTS, INC.
(formerly Xfone, Inc.)
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Background

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 6, 2011, on the same day, NTS, Inc. (f/k/a Xfone, Inc., the “Company”) entered into a term loan, guarantee and security agreement (the “Original ICON Agreement”), as amended by that certain Amended & Restated Consent, Waiver & Amendment Agreement dated November 1, 2011 by and between the following: (1) ICON Agent, LLC, acting as agent for the Lenders signatory thereto; (2) the Company, as Guarantor; (3) Xfone USA, Inc., NTS Communications, Inc., Gulf Coast Utilities, Inc., eXpeTel Communications, Inc., NTS Construction Company, Garey M. Wallace Company, Inc., Midcom of Arizona, Inc., Communications Brokers, Inc., and NTS Management Company, LLC, acting as Borrowers and Guarantors; and (4) PRIDE Network, Inc., and NTS Telephone Company, LLC (together with the Borrowers and Guarantors acting as Credit Parties) that provided for a secured term loan in the amount of $7,500,000 (the “First ICON Loan”).

As previously disclosed on Form 8-K filed with the Commission on June 25, 2012, on June 22, 2012 the Company entered into Amendment No. 1 to the Original ICON Agreement (“Amendment No. 1”) providing for an additional secured term loan in the amount of $3,500,000, for the payment of all liabilities owed to Burlingame Equity Investors, LP (the “Second ICON Loan”), a secured delayed draw term loan in the amount of $3,100,000, for the purchase of equipment in connection with the Company's project to construct a fiber network in Wichita Falls (the “Third ICON Loan”), and certain other amendments to the First ICON Loan as described in Amendment No. 1.

Pursuant to Amendment No. 1, the principal amount of the First ICON Loan, bearing interest of 12.75% per annum, is payable in 68 consecutive monthly installments with the first 20 monthly payments being payments of accrued interest only. The principal amount of the Second ICON Loan, bearing interest of 12.75% per annum, is payable in 60 consecutive monthly installments with the first 12 monthly payments being payments of accrued interest only.

The fundings of the First ICON Loan and the Second ICON Loan were made on October 27, 2011 and June 22, 2012, respectively, and as previously disclosed on Form 10-Q filed with the Commission on August 13, 2012, on August 9, 2012, the Company entered into Amendment No. 2 to the Original ICON Agreement providing for revised amortization schedules of the First ICON Loan and the Second ICON Loan.

Recent Development

On September 27, 2012, the Company drew down the Third ICON Loan in the amount of $3,100,000. The principal amount of the Third ICON Loan bears interest at 12.75% per annum and is payable in 58 consecutive monthly installments with the first 10 monthly payments being payments of accrued interest only.

Each of the loans are secured by a lien against all of each Borrower's and Guarantor's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title, or interest; provided, however, that none of the assets of PRIDE Network, Inc. and NTS Telephone Company, LLC are being used as collateral for the loans and are specifically excluded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.

Date: September 27, 2012	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Chairman of the Board of Directors